--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.8
--------------------------------------------------------------------------------

------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.

                                           Report Number: 16         Page 1 of 3


                      Debtor.              For the period FROM: March 1, 2002
                                                          TO:   March 31, 2002
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 16            Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See attachment        $See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          ------      -----------------    -------     ---       -------------
          See attachment


         *Explanation for Non-Payment:  Per Stipulation with Volvo an extra half payment was made in March
                                        ----------------------------------------


4.       Tax Liability:
                   Gross Payroll Expense for Period:            $ See attachment
                                                                ----------------
                   Gross Sales for Period Subject to Sales Tax  $   0.00
                                                                ----------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----
    Federal Payroll and Withholding Taxes          See attachment See attachment
    State Payroll and Withholding Taxes            See attachment See attachment
    State Sales and Use Taxes              None
    Real Property Taxes*****                       See attachment


     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE    ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 16            Page 3 of 3
--------------------------------------------------------------------------------
6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
Irell & Manella LLP                 Attorney                   See attachment
--------------------------------------------------------------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           December  2000      $   398,138.50    $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
           March 2001          $ 2,413,400       $  7,500.00      May 3,2001         $  7,500.00      1714              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
           June 2001           $ 2,906,005       $  7,500.00      Oct 8, 2001        $  7,500.00      2515              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
           Sept 2001           $ 3,628,778       $  8,000.00      Nov 16,2001        $  8,000.00      2743              None
           Dec 2001            $ 3,212,982       $  8,000.00      Feb 6, 2002        $  8,000.00      3164              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:   June 4,  2002
         ---------------

                                                 /s/ Eugene W. Tidgewell
                                                 -------------------------------
                                                 Debtor in Possession or Trustee

                                   USA BIOMASS
                                  PROFIT & LOSS
                                   MARCH 2002



                                                                    Mar 02
                                                                 -------------
      Ordinary Income/Expense
              Income
                  4000-TRANSPORTATION                              878,885.55
                                                                 -------------
              Total Income                                         878,885.55

              Cost of Goods Sold
                  5005-DAMAGE OUTSIDE VEHICLES                       2,069.05
                  5007-DISPOSAL FEES                                20,004.16
                  5200-DRIVER COST
                      5210-DRIVER WAGES                            237,870.38
                      5220-DRIVER PAYROLL TAXES                     19,259.05
                      5240-DRIVER SUPPLIES                             156.43
                      5250-DRIVER UNIFORMS                             770.52
                      5260-DRUG TESTS                                  427.00
                                                                 -------------
                  Total 5200-DRIVER COST                           258,483.38

                  5300-INSURANCE
                      5310-MEDICAL                                  29,080.79
                      5320-LIABILITY                                76,172.64
                      5330-WORKERS' COMPENSATION                   107,929.19
                                                                 -------------
                  Total 5300-INSURANCE                             213,182.62
                  5350-GREENWASTE PAYROLL COSTS
                      5351-WAGES                                    37,703.00
                      5352-PAYROLL TAXES                             3,724.37
                                                                 -------------
                  Total 5350-GREENWASTE PAYROLL COSTS               41,427.37

                  5410-EQUIPMENT RENTAL                                 34.50
                  5500-FUEL                                        117,238.87
                  5510-FUEL; RENTAL AND FUEL INCOME                    250.00
                  5520-SHOP TOOLS                                      253.50
                  5600-REGISTRATION                                 11,327.17
                  5700-REPAIR & MAINTENANCE
                      5710-MECHANIC WAGES                           55,556.00
                      5715-PAYROLL TAXES - MECHANIC                  4,851.69
                      5720-TIRES                                    26,126.58
                      5725-TIRE SERVICE                              2,921.02
                      5730-TRUCK MAINTENANCE                           150.00
                      5735-TRUCK REPAIR- PARTS                      55,395.34
                      5745-TRAILER REPAIRS                           3,061.21
                      5750-TRUCK WASH                                2,595.00
                      5700-REPAIR & MAINTENANCE - Other                  0.00
                                                                 -------------
                  Total 5700-REPAIR & MAINTENANCE                  150,656.84

                  5850-TICKET                                         -139.00
                  5900-TOWING                                          687.50
                                                                 -------------

              Total COGS                                           815,475.96
                                                                 -------------

          Gross Profit                                              63,409.59

                                   USA BIOMASS
                                  PROFIT & LOSS
                                   MARCH 2002



                                                                    Mar 02
                                                                 -------------

              Expense
                  6005-ADMINISTRATIVE EXPENSES                       3,901.06
                  6020-AUTO EXPENSES
                      6021-ALLOWANCE                                 1,799.22
                      6022-GAS & OIL                                   195.82
                      6020-AUTO EXPENSES - Other                       479.79
                                                                 -------------
                  Total 6020-AUTO EXPENSES                           2,474.83

                  6050-BANK CHARGES                                    269.31
                  6110-CORPORATE ALLOCATION                              0.00
                  6200-DUES AND SUBSCRIPTIONS                         -936.81
                  6501-POST PETITION LEGAL FEES                    108,630.94
                  6510-MAINTENANCE                                   2,891.70
                  6530-MEDICAL INSURANCE                               448.33
                  6540-MISCELLANEOUS                                     0.00
                  6550-OFFICE FORMS                                    189.33
                  6570-OFFICE SUPPLIES                               2,571.52
                  6580-OFFICE WAGES                                 43,453.06
                  6585-PAYROLL TAXES - OFFICE                        3,540.95
                  6700-PERMITS                                       2,266.94
                  6710-POSTAGE & DELIVERY                              683.67
                  6730-PROPERTY TAXES                                7,283.00
                  6740-SECURITY WAGES                                2,125.00
                  6745-PAYROLL TAXES - SECURITY                        218.75
                  6750-SUPERVISORS                                  21,283.73
                  6755-PAYROLL TAXES - SUPERVISORS                   1,613.42
                  6756-RENT                                         15,183.96
                  6800-SHOP SUPPLIES                                     0.00
                  6850-TRAVEL & ENTERTAINMENT
                      6853-MEALS                                       605.88
                                                                 -------------
                  Total 6850-TRAVEL & ENTERTAINMENT                    605.88

                  6900-UTILITIES
                      6920-ELECTRIC                                  1,287.53
                      6930-GAS                                         175.43
                      6940-TELEPHONE                                19,562.74
                      6950-WATER                                       709.72
                      6960-WASTE                                       911.16
                                                                 -------------
                  Total 6900-UTILITIES                              22,646.58

                  6999-UNCATEGORIZED EXPENSES                            0.00
                                                                 -------------

              Total Expense                                        241,345.15
                                                                 -------------

      Net Ordinary Income                                         -177,935.56

      Other Income/Expense
          Other Income
              7000-OTHER INCOME
                  7020-RENTAL INCOME                                -3,474.59
                                                                 -------------

                                   USA BIOMASS
                                  PROFIT & LOSS
                                   MARCH 2002



                                                                    Mar 02
                                                                 -------------
              Total 7000-OTHER INCOME                               -3,474.59
                                                                 -------------
          Total Other Income                                        -3,474.59

          Other Expense
              8500-DEBT SERVICE
                  8515-BANCO POPULAR LOC                             4,379.22
                  8516-BANCO POPULAR MTG                             8,098.00
                  8518-CASE CREDIT CORPORATION                      12,624.19
                  8520-CIT                                           7,783.44
                  8530-GE CAPITAL FLEET SERVICES                       952.81
                  8540-GENERAL MOTORS ACCEPTANCE                       413.32
                  8545-INTERNAL REVENUE SERVICE                      1,800.00
                  8550-LEE FINANCIAL SERVICES                       18,540.62
                  8555-PROVIDENT BANK LOC                            1,000.00
                  8560-THE ASSOCIATES                               46,939.08
                  8570-SUNSET                                        8,900.00
                  8580-VOLVO COMMERCIAL FINANCE                     37,343.04
                  8500-DEBT SERVICE - Other                              0.00
                                                                 -------------

              Total 8500-DEBT SERVICE                              148,773.72
                                                                 -------------

          Total Other Expense                                      148,773.72
                                                                 -------------

      Net Other Income                                            -152,248.31
                                                                 -------------

Net Income                                                        -330,183.87
                                                                 =============

                                   USA BIOMASS
                                A/R AGING SUMMARY
                              AS OF MARCH 31, 2002

                                               Current        1 - 30         31 - 60       61 - 90         > 90           TOTAL
                                              -----------   ------------   ------------   -----------   -----------   --------------
A GROWING CONCERN                                   0.00           0.00           0.00       -464.12          0.00          -464.12
ALLIED                                         31,554.68     103,696.30      54,887.12          0.00          0.00       190,138.10
ASPLUNDH                                        3,391.96       1,500.31           0.00          0.00      5,369.92        10,262.19
B&L LANDSCAPE & NURSERIES INC.                    262.92         105.58          55.77        178.88          0.00           603.15
BFI CENTRAL                                    12,927.01      85,393.93      51,810.00          0.00     62,273.05       212,403.99
BURRTEC                                        32,972.75      25,139.15           0.00          0.00          0.00        58,111.90
CALIFORNIA ARBORIST                             1,017.66       1,287.10       1,488.59      1,380.94      4,442.53         9,616.82
CLAREMONT                                      10,732.69           0.00           0.00          0.00          0.00        10,732.69
COAST                                          46,069.82     133,456.25           0.00          0.00          0.00       179,526.07
COUNTY SANITATION LA                           18,186.81      27,477.98           0.00          0.00          0.00        45,664.79
CRT                                             5,685.00      25,545.00           0.00      4,760.00      8,465.00        44,455.00
DART                                            2,300.00       7,800.00           0.00          0.00          0.00        10,100.00
DMS LANDSCAPE SERVICES                            295.32          33.93           0.00          0.00          0.00           329.25
ECONOMY                                           636.82       1,056.16         974.83          0.00          0.00         2,667.81
JACKSON DISPOSAL                                  209.63         258.18         325.84          0.00          0.00           793.65
LANDSCAPE MANAGEMENT SERVICES                      68.20          12.01           0.00          0.00          0.00            80.21
LAWRENCE LANDSCAPE                                 36.88           0.00           0.00          0.00          0.00            36.88
MARIPOSA                                        2,052.10           0.00           0.00          0.00          0.00         2,052.10
MAYFIELD ENTERPRISES                              121.25           0.00           0.00          0.00          0.00           121.25
MISSION LANSCAPING                                  0.00         116.24           0.00          0.00          0.00           116.24
ORGANIC RECYCLING COMPANY                           0.00           0.00           0.00      1,045.00      1,520.00         2,565.00
PLANTS CHOICE                                     745.00       1,890.00         135.00          0.00          0.00         2,770.00
POTENTIAL                                      78,460.00      31,855.00           0.00          0.00          0.00       110,315.00
QUALITY                                             0.00           0.00      16,170.00     15,970.00     68,015.00       100,155.00
SANTA FE SPRINGS                                  150.16           0.00           0.00          0.00          0.00           150.16
STONETREE LANDSCAPE                                68.11         241.91           0.00          0.00          0.00           310.02
SUNSET                                         71,310.06      74,241.85           0.00          0.00          0.00       145,551.91
TOTAL LANSCAPE MAINTENANCE                      1,271.09         749.78           0.00          0.00          0.00         2,020.87
TRIMMING LAND                                       0.00           0.00           0.00          0.00         76.80            76.80
URBAN TREE CARE, INC.                              58.18         854.43         974.59          0.00          0.00         1,887.20
WASTE MANAGEMENT OF THE INLAND EMPIRE          39,877.91           0.00           0.00          0.00          0.00        39,877.91
WEST VALLEY MRF. LLC.                           6,260.63       3,914.72           0.00          0.00          0.00        10,175.35
WHITTIER                                        2,654.80         371.08           0.00          0.00          0.00         3,025.88
YUKON                                           3,517.40       3,553.85           0.00          0.00          0.00         7,071.25
                                              -----------   ------------   ------------   -----------   -----------   --------------
TOTAL                                         372,894.84     530,550.74     126,821.74     22,870.70    150,162.30     1,203,300.32
                                              ===========   ============   ============   ===========   ===========   ==============

                                   USA BIOMASS
                                A/P AGING SUMMARY
                              AS OF MARCH 31, 2002


                                              Current        1 - 30        31 - 60       61 - 90         > 90           TOTAL
                                            ------------   ------------   ----------   ------------   ------------   -------------
@ROAD, Inc.                                        0.00           0.00     6,315.00       5,514.00       5,514.00       17,343.00
ABLE SCALE REPAIR                                  0.00       2,091.77         0.00           0.00           0.00        2,091.77
ACTION CHEMICAL CO.                            1,240.81           0.00         0.00           0.00           0.00        1,240.81
AIRCO FILTER SALES & SERVICE, INC.               143.00           0.00         0.00           0.00           0.00          143.00
AIRGAS - WEST                                      0.00           0.00         0.00           0.00         132.60          132.60
AMERICAN LICENSING SERVICES                      280.00           0.00         0.00           0.00           0.00          280.00
AMERIPRIDE UNIFORMS, Inc.                        770.52         457.08         0.00           0.00           0.00        1,227.60
ARROWHEAD MOUNTAIN SPRING WATER                  119.67           0.00         0.00           0.00           0.00          119.67
ASSOCIATES Illinois                                0.00      10,474.43         0.00           0.00      59,026.17       69,500.60
B-12 TIRE                                          0.00         381.36         0.00           0.00           0.00          381.36
BEHAVIOR RESEARCH                                280.00         140.00        35.00           0.00           0.00          455.00
BOWMAN DISTRIBUTION                            5,392.26           0.00         0.00           0.00           0.00        5,392.26
BURRTEC MID VALLEY                            11,069.07      10,659.69         0.00       9,569.61      12,380.58       43,678.95
C & R TIRES & SERVICES, Inc.                       0.00         896.33         0.00           0.00           0.00          896.33
CITY TERRACE SERVICE INC.                          0.00         402.50         0.00           0.00           0.00          402.50
COLONIAL LIFE & ACCIDENT INSURANCE CO.             0.00       2,640.40         0.00           0.00           0.00        2,640.40
COPIER SERVICE                                     0.00          81.00         0.00           0.00           0.00           81.00
COPYSCAN, INC.                                     0.00       1,004.66         0.00           0.00           0.00        1,004.66
COSBY OIL COMPANY, Inc.                        4,778.39       4,855.80         0.00           0.00           0.00        9,634.19
COURT TRUSTEE                                    288.45           0.00         0.00           0.00           0.00          288.45
CSC                                                0.00           0.00         0.00         530.00           0.00          530.00
DELUXE BUSINESS FORMS AND SUPPLIES               189.33           0.00         0.00           0.00           0.00          189.33
DEPARTMENT OF ENVIRONMENTAL HEALTH                 0.00         732.50         0.00           0.00           0.00          732.50
DEPARTMENT OF TRANSPORTATION                       0.00       2,069.05         0.00           0.00           0.00        2,069.05
EAGLE RADIATOR SERVICE                           150.00         350.00         0.00           0.00           0.00          500.00
EAST COUNTY URGENT CARE                            0.00           0.00         0.00           0.00         433.30          433.30
FONTANA WATER COMPANY                            260.81           0.00         0.00           0.00           0.00          260.81
GAS COMPANY                                       18.47           0.00         0.00           0.00           0.00           18.47
GEORGE R. FARQUAR                                  0.00           0.00         0.00           0.00       4,962.00        4,962.00
GREYSTONE HEALTH SCIENCES CORP                     7.00           0.00         0.00           0.00           0.00            7.00
HELIX WATER DISTRIC                                0.00           0.00         0.00           0.00          34.12           34.12
HENRY VIRAMONTES                                   0.00           0.00     6,710.00           0.00           0.00        6,710.00
HYDRAFORCE, Inc.                                   0.00           0.00         0.00           0.00       1,506.85        1,506.85
IBEX FINANCIAL SERVICES, Inc.                  1,906.70           0.00         0.00           0.00           0.00        1,906.70
INTERNAL REVENUE SERVICE                           0.00           0.00     4,904.45           0.00           0.00        4,904.45
IPC                                                0.00           0.00     1,722.24           0.00           0.00        1,722.24

                                   USA BIOMASS
                                A/P AGING SUMMARY
                              AS OF MARCH 31, 2002


                                              Current        1 - 30        31 - 60       61 - 90         > 90           TOTAL
                                            ------------   ------------   ----------   ------------   ------------   -------------
IRELL & MANELLA LLP                           99,243.39     215,084.76         0.00      79,746.08     412,677.92      806,752.15
J.M. TRUCK TIRE SERVICE                            0.00         960.00         0.00           0.00           0.00          960.00
JENNIFER I. RODRIGUEZ--Petty Cash                  0.00         815.85         0.00           0.00           0.00          815.85
JOSE CELIS                                         0.00          53.52         0.00           0.00           0.00           53.52
JUDITH M. CANNAVO                                  0.00           0.00         0.00           0.00       4,378.40        4,378.40
KATHARINE DIXON                                    0.00           0.00         0.00           0.00         500.00          500.00
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP             0.00       8,549.15    10,823.87      11,178.48      18,793.04       49,344.54
LITTLER MENDELSON, P.C.                        9,948.95       2,649.95         0.00       9,541.60       7,399.79       29,540.29
LOS ANGELES COUNTY FIRE DEPARTMENT               421.25           0.00         0.00           0.00           0.00          421.25
LOS ANGELES COUNTY TAX COLLECTOR               9,923.80           0.00         0.00           0.00           0.00        9,923.80
MANHATTAN MEDICAL                                  0.00         215.00         0.00           0.00           0.00          215.00
MOBILE MINI, Inc.                                  0.00         272.00         0.00           0.00           0.00          272.00
NORCAL/San Bernardino, Inc.                        0.00           0.00         0.00           0.00      48,636.30       48,636.30
ODOR CONTROL                                       0.00           0.00         0.00         967.82           0.00          967.82
ONE STOP DISCOUNT AUTO PARTS                       0.00         617.09         0.00           0.00           0.00          617.09
PACIFIC BELL                                     137.04           0.00         0.00           0.00           0.00          137.04
PERFORMANCE POWER SYSTEMS, Inc.                   34.50           0.00         0.00           0.00           0.00           34.50
PRECISION HUSKY CORPORATION                        0.00         696.41         0.00           0.00           0.00          696.41
PRINTING SOLUTIONS                                 0.00           0.00         0.00           0.00        -282.42         -282.42
PRUDENTIAL SECURITIES INCORPORATED                 0.00           0.00         0.00         112.01           0.00          112.01
QUAD SERVICE, Inc.                               892.98       2,407.07         0.00           0.00           0.00        3,300.05
QUILL CORPORATION                                 88.36           0.00         0.00           0.00           0.00           88.36
RAINBOW DISPOSAL/RECYCLING INC.                    0.00       1,400.00         0.00           0.00           0.00        1,400.00
RIVERSIDE COUNTY DISTRICT ATTORNEY                62.50           0.00         0.00           0.00           0.00           62.50
ROAD READY REGISTRATION SVC, INC.                  0.00          13.00         0.00           0.00           0.00           13.00
SAFETY-KLEEN SYSTEMS, INC.                       117.99         117.99         0.00           0.00           0.00          235.98
SAN DIEGO COUNTY                               1,784.90           0.00         0.00           0.00           0.00        1,784.90
SAN DIEGO COUNTY - DCSS                            0.00           0.00       203.52           0.00           0.00          203.52
SAN DIEGO WELDERS SUPPLY, Inc.                   195.22           0.00         0.00           0.00           0.00          195.22
SANDRA G. GRADILLAS                                0.00        -184.08         0.00           0.00           0.00         -184.08
SCOTTSDALE INSURANCE COMPANY                  22,570.18           0.00         0.00           0.00           0.00       22,570.18
SDGE                                               0.00          46.55         0.00           0.00           0.00           46.55
SIMPLEXGRINNELL                                    0.00           0.00     3,127.74           0.00           0.00        3,127.74
SOCO GROUP, INC.                              17,845.47      16,644.10         0.00           0.00           0.00       34,489.57
STATE COMPENSATION INSURANCE FUND                  0.00      36,140.02         0.00           0.00           0.00       36,140.02
SWERTFEGER'S EQUIPMENT, INC.                   2,000.00           0.00         0.00           0.00           0.00        2,000.00

                                   USA BIOMASS
                                A/P AGING SUMMARY
                              AS OF MARCH 31, 2002


                                              Current        1 - 30        31 - 60       61 - 90         > 90           TOTAL
                                            ------------   ------------   ----------   ------------   ------------   -------------
TEAMSTERS LOCAL NO. 396                            0.00         322.00         0.00           0.00           0.00          322.00
TED JOHNSON PROPANE                               55.36           0.00         0.00           0.00           0.00           55.36
THERMENDOTA                                        0.00       4,375.00         0.00           0.00           0.00        4,375.00
THOMPSON INDUSTRIAL SUPPLY INC.                    0.00         538.75         0.00           0.00           0.00          538.75
TRIONIX SERVICES                              30,765.08      32,278.97         0.00           0.00           0.00       63,044.05
UPS                                                0.00          78.60         0.00           0.00           0.00           78.60
UWS                                               88.00           0.00         0.00           0.00           0.00           88.00
VERIZON Inglewood                              3,154.53           0.00         0.00           0.00           0.00        3,154.53
VIP REGISTRATION SERVICE                        -850.00           0.00         0.00           0.00           0.00         -850.00
WASTE MANAGEMENT -4                              117.22           0.00         0.00           0.00           0.00          117.22
WASTE MANAGEMENT -8                              202.82           0.00         0.00           0.00           0.00          202.82
WIRELESS EXCHANGE, Inc.                            0.00      15,755.89     7,657.24           0.00           0.00       23,413.13
Y TIRE SALES - Bell Gardens                    5,614.19           0.00         0.00           0.00           0.00        5,614.19
Y TIRE SALES - El Cajon                       17,029.39           0.00         0.00           0.00           0.00       17,029.39
Y TIRE SALES - Fontana                         1,191.63           0.00         0.00           0.00           0.00        1,191.63
                                            ------------   ------------   ----------   ------------   ------------   -------------
TOTAL                                        249,529.23     377,084.16    41,499.06     117,159.60     576,092.65    1,361,364.70
                                            ============   ============   ==========   ============   ============   =============

                                   USA BIOMASS
                                   TAXES PAID
                              AS OF MARCH 31, 2002


      Type              Date        Num           Name                Memo            Disb      Deposit       Balance
-----------------    -----------   -------   ---------------   -------------------------------------------   -----------
2020-ACCRUED FEDERAL PAYROLL TAXES                                                                            17,435.62
Check                03/05/2002    WIRE      SANWA BANK                            -17,367.42                     68.20
Check                03/05/2002    WIRE      SANWA BANK                               -887.55                   -819.35
General Journal      03/08/2002    3-102                       RECORD PAYROLL                   18,320.26     17,500.91
Check                03/11/2002    WIRE      SANWA BANK                            -17,978.61                   -477.70
General Journal      03/15/2002    3-104                       RECORD PAYROLL                   20,203.30     19,725.60
Check                03/19/2002    WIRE      SANWA BANK                               -602.93                 19,122.67
Check                03/19/2002    WIRE      SANWA BANK                            -19,942.02                   -819.35
General Journal      03/22/2002    3-107                       RECORD PAYROLL                   18,368.59     17,549.24
Check                03/27/2002    WIRE      SANWA BANK                            -18,189.15                   -639.91
General Journal      03/29/2002    3-108                       RECORD PAYROLL                   18,880.85     18,240.94
General Journal      03/31/2002    3-109                       RECORD PAYROLL                   19,192.31     37,433.25
                                                                                   -----------------------   -----------
Total 2020-ACCRUED FEDERAL PAYROLL TAXES                                           -74,967.68   94,965.31     37,433.25
                                                                                   -----------------------   -----------

                                                                                              ============   ===========
2021-ACCRUED STATE PAYROLL TAXES                                                                             -21,554.47
Check                03/01/2002    1058      EMPLOYMENT DEVELOPMENT DEPT            -3,305.67                -24,860.14
General Journal      03/08/2002    3-102                       RECORD PAYROLL                    3,241.22    -21,618.92
Check                03/11/2002    1059      EMPLOYMENT DEVELOPMENT DEPT            -3,241.22                -24,860.14
General Journal      03/15/2002    3-104                       RECORD PAYROLL                    3,369.81    -21,490.33
Check                03/18/2002    1060      EMPLOYMENT DEVELOPMENT DEPT            -3,369.81                -24,860.14
Check                03/22/2002    1061      EMPLOYMENT DEVELOPMENT DEPT            -2,894.04                -27,754.18
General Journal      03/22/2002    3-107                       RECORD PAYROLL                    2,894.04    -24,860.14
General Journal      03/29/2002    3-108                       RECORD PAYROLL                    2,908.72    -21,951.42
General Journal      03/31/2002    3-109                       RECORD PAYROLL                    2,945.90    -19,005.52
                                                                                   -----------------------   -----------
Total 2021- ACCRUED STATE PAYROLL TAXES                                            -12,810.74   15,359.69    -19,005.52
                                                                                   -----------------------   -----------